EXHIBIT 10.2

SECOND AMENDMENT TO PROMISSORY NOTE

THIS SECOND AMENDMENT (THE “SECOND AMENDMENT”) DATED JULY 27, 2015, SHALL AMEND THE PROMISSORY NOTE (THE “NOTE”) DATED AS OF SEPTEMBER 12, 2011 AND AMENDED JULY 31, 2013 (THE “FIRST AMENDMENT”) AMONG NON-INVASIVE MONITORING SYSTEMS, INC. (THE “MAKER”) AND MARIE WOLF (THE “PAYEE”) AS NOTED BELOW. THE NOTE, THE FIRST AMENDMENT, AND SECOND AMENDMENT SHALL BE REFERRED TO AS THE AMENDED NOTE.

RECITALS

WHEREAS, Maker and Payee (collectively, the “Parties”) are parties to the Note which became effective on September 12, 2011;

WHEREAS, on July 31, 2013, the Parties amended the Note to extend the Maturity Date from September 12, 2014 until July 31, 2015; and

WHEREAS, the Parties wish to extend the Maturity Date from July 31, 2015 to July 31, 2017.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Note and this Second Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1.	Section 1 of the Note is hereby amended and restated in its entirety as follows:

The principal amount of the loan evidenced hereby, together with any accrued and unpaid interest, and any and all unpaid costs, fees and expenses accrued, shall be due and payable on July 31, 2017 (the “Maturity Date”).

2. Governing Law. This Second Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Note shall remain unmodified and in full force and effect.

4. Entire Agreement. This Second Amendment and the Note constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this Second Amendment but not otherwise defined shall have the meaning provided in the Note.

6. Counterparts. This Second Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, Borrower has duly executed this Second Amendment to the Note and Security Note as of the 27th day of July, 2015.

NON-INVASIVE MONITORING SYSTEMS, INC.
By: /s/ James J. Martin

Name: James J. Martin Title: Chief Financial Officer
Agreed and Accepted:
By: /s/ Marie Wolf—

Name: MARIE WOLF